Nicholas Fixed Income Alternative ETF

SCHEDULE OF INVESTMENTS at July 31, 2023 (Unaudited)

		Principal Amount	Value
United States Treasury Obligations - 99.2%
United States Treasury Notes - 99.2%
United States Treasury Note/Bond
1.375%, 08/31/2023		$17,635,000	$17,577,696
0.750%, 12/31/2023		10,747,000	10,544,027
1.000%, 12/15/2024		8,520,000	8,046,907
			36,168,630
Total United States Treasury Obligations
(Cost $36,313,448)			36,168,630

	Contracts (1)	Notional Amount
Options Purchased - 0.1%
Call Options - 0.1%
United States Oil Fund LP (2)	750	$5,487,750	48,750
Expiration: 09/15/2023, Srtike Price $80

Total Options Purchased
(Cost $37,762)			48,750

		Shares
Short-Term Investments - 0.1%
Money Market Fund - 0.1%
First American Government Obligations Fund, Class X, 5.175% (3)		52,133	52,133
Total Short-Term Investments
(Cost $52,133)			52,133

Total Investments in Securities - 99.4%
(Cost $36,403,343)			36,269,513
Other Assets in Excess of Liabilities - 0.6%			201,978
Total Net Assets - 100.0%			$36,471,491

(1)	100 shares per contract.
(2)	Non-income producing security.
(3)	The rate shown is the annualized seven-day effective yield as of July 31, 2023.

Nicholas Fixed Income Alternative ETF

SCHEDULE OF OPTIONS WRITTEN at July 31, 2023 (Unaudited)

	Contracts (1)	Notional Amount	Value
Options Written - 0.3%
Call Options - 0.3%
United States Oil Fund LP
Expiration: 09/15/2023, Strike Price: $77.00	750	$5,487,750	$101,250
Total Options Written
(Premiums Received $73,988)			$101,250

Percentages are stated as a percent of net assets.

(1)	100 shares per contract.

Summary of Fair Value Exposure at July 31, 2023 (Unaudited)

The Nicholas Fixed Income Alternative ETF (the “Fund”) utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments and options written as of July 31, 2023:

Investments in Securities	Level 1	Level 2	Level 3	Total
United States Treasury Obligations	$–	$36,168,630	$–	$36,168,630
Options Purchased	48,750	–	–	48,750
Short-Term Investments	52,133	–	–	52,133
Total Investments in Securities	$100,883	$36,168,630	$–	$36,269,513

Options Written	Level 1	Level 2	Level 3	Total
Call Options	$101,250	$–	$–	$101,250
Total Options Written	$101,250	$–	$–	$101,250